UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 7, 2007
                                                --------------------------------

       J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC18
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                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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            (Exact name of the depositor as specified in its charter)

             JPMorgan Chase Bank, National Association and CIBC Inc.
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             (Exact name of sponsors as specified in their charters)

    New York             333-130786-07             13-3789046
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(State or other          (Commission File          (IRS Employer
 jurisdiction of          Number of issuing         Identification
 incorporation of         entity)                   No. of depositor)
 depositor)

270 Park Avenue  New York, New York                         10017
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(Address of principal executive offices of depositor) (Zip Code of depositor)

Depositor's telephone number, including area code  (212) 834-9280
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On March 7, 2007, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 7, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, Capmark Finance Inc., as master servicer, ARCap Servicing, Inc., as a special servicer, LNR Partners, Inc., as a special servicer, Midland Loan Services, Inc., as a primary servicer, and Wells Fargo Bank, N.A., as trustee and as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC18, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC18 (the "Certificates"). The Class A-1, Class A-3, Class A-4, Class A-1A, Class X, Class A-M, Class A-MFL, Class A-J, Class B, Class C and Class D Certificates, having an aggregate initial principal amount of $3,611,327,000, were sold to J.P. Morgan Securities Inc., CIBC World Markets Corp. and Credit Suisse Securities (USA) LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated February 23, 2007, by and among the Depositor and the Underwriters.

      On March 7, 2007, the Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class NR, Class R and Class LR Certificates (collectively, the "Private Certificates") were sold to J.P. Morgan Securities Inc., as initial purchaser; pursuant to a Certificate Purchase Agreement, dated February 23, 2007, by and between the Depositor and J.P. Morgan Securities Inc. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from JPMorgan Chase Bank, National Association and CIBC Inc.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated February 23, 2007, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, CIBC World Markets Corp. for itself as one of the underwriters and J.P. Morgan Securities Inc., for itself and as representative of CIBC World Markets Corp. and Credit Suisse Securities (USA) LLC, as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of March 7, 2007, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Capmark Finance Inc., as master servicer, ARCap Servicing, Inc., as a special servicer, LNR Partners, Inc., as a special servicer, Midland Loan Services, Inc., as a primary servicer, and Wells Fargo Bank, N.A., as trustee and as paying agent.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of March 7, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, National Association.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of March 7, 2007, between CIBC Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by CIBC Inc.

Exhibit 10.3 ISDA Master Agreement, dated as of March 7, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC18 (included as Exhibit DD to Exhibit 4).

Exhibit 10.4 Schedule to the ISDA Master Agreement, dated as of March 7, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC18 (included as Exhibit DD to Exhibit 4).

Exhibit 10.5 Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement, dated March 7, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC18 (included as Exhibit DD to
               Exhibit 4).

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 23, 2007                  J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                      SECURITIES CORP.

                                      By: /s/ Kunal K. Singh
                                         ----------------------------------
                                      Name: Kunal K. Singh
                                      Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.            Description                              Electronic (E)
-----------            -----------                              --------------

1                      Underwriting Agreement, dated                 (E)
                       February 23, 2007, by and among J.P.
                       Morgan Chase Commercial Mortgage
                       Securities Corp., as depositor, CIBC
                       World Markets Corp. for itself as one
                       of the underwriters and J.P. Morgan
                       Securities Inc., for itself and as
                       representative of CIBC World Markets
                       Corp. and Credit Suisse Securities
                       (USA) LLC, as underwriters.

4                      Pooling and Servicing Agreement,              (E)
                       dated as of March 7, 2007, by and
                       among J.P. Morgan Chase Commercial
                       Mortgage Securities Corp., as
                       depositor, Capmark Finance Inc., as
                       master servicer, ARCap Servicing,
                       Inc., as a special servicer, LNR
                       Partners, Inc., as a special
                       servicer, Midland Loan Services,
                       Inc., as a primary servicer, and
                       Wells Fargo Bank, N.A., as trustee
                       and as paying agent.

10.1                   Mortgage Loan Purchase Agreement,             (E)
                       dated as of March 7, 2007, between
                       JPMorgan Chase Bank, National
                       Association and J.P. Morgan Chase
                       Commercial Mortgage Securities Corp.,
                       relating to the mortgage loans sold
                       to the depositor by JPMorgan Chase
                       Bank, National Association.

10.2                   Mortgage Loan Purchase Agreement,             (E)
                       dated as of March 7, 2007, between
                       CIBC Inc. and J.P. Morgan Chase
                       Commercial Mortgage Securities Corp.,
                       relating to the mortgage loans sold
                       to the depositor by CIBC Inc.

10.3                   ISDA Master Agreement, dated as of            (E)
                       March 7, 2007, between JPMorgan Chase
                       Bank, National Association and J.P.
                       Morgan Chase Commercial Mortgage
                       Securities Trust 2007-CIBC18
                       (included as Exhibit DD to Exhibit 4).

10.4                   Schedule to the ISDA Master                   (E)
                       Agreement, dated as of March 7, 2007,
                       between JPMorgan Chase Bank, National
                       Association and J.P. Morgan Chase
                       Commercial Mortgage Securities Trust
                       2007-CIBC18 (included as Exhibit DD
                       to Exhibit 4).

10.5                   Confirmation for U.S. Dollar Interest         (E)
                       Rate Swap Transaction under 1992
                       Master Agreement, dated March 7,
                       2007, between JPMorgan Chase Bank,
                       National Association and J.P. Morgan
                       Chase Commercial Mortgage Securities
                       Trust 2007-CIBC18 (included as
                       Exhibit DD to Exhibit 4).